UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

THERIVA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TOVX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 5, 2026, Theriva Biologics, Inc. (the “Company”) called to order its Special Meeting of Stockholders (the “Special Meeting”). At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. As a result, the Company was not able to convene the Special Meeting. The Company intends to call a new meeting of stockholders to seek approval of the warrant exercise proposal and adjournment proposal set forth in the definitive proxy statement filed with the Securities Exchange Commission (the “SEC”) by the Company on April 30, 2026. The Company intends to file with the SEC and mail proxy materials to its stockholders that will include information regarding the date and time of the new meeting, as required.

Under that certain warrant inducement agreement (the “Inducement Agreement”), dated October 16, 2025, by and between the Company and certain institutional investors, the Company agreed to use its reasonable best efforts to call a stockholder meeting within 60 days following the closing of the transactions contemplated by the Inducement Agreement for the purpose of seeking approval of the issuance of up to an aggregate of 16,184,560 shares of the Company’s common stock upon the exercise of certain common stock purchase warrants (“Warrants”) issued pursuant to the Inducement Agreement (“Stockholder Approval”). The purpose of the Special Meeting was to seek such Stockholder Approval. Because the Company was not able to convene the Special Meeting, unless waived by the investors, the Company will be required under the Inducement Agreement to continue to call an additional meeting of stockholders every 60 days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the Warrants are no longer outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2026	THERIVA BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer